SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported)  May 5, 1999




                  SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




   Delaware                    1-10428                 77-0148208
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(State of or other            (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         Number)




3400 West Warren Avenue, Fremont, California             94538
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(Address of principal executive offices)               (Zip Code)




     Registrant's telephone number, including area code:  (510) 623-9001




           ------------------------------------------------------
           (Former name or address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

      On May 5, 1999, Sunrise Technologies International, Inc. (the "Company") issued a press release to announce the conversion of the Company's 12% Convertible Subordinated Pay-in-Kind Notes Due 2001, including secondary notes issued in respect of interest thereon, into common stock of the Company.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            99    Press Release dated May 5, 1999.




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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                        (Registrant)



DATE:  May 5, 1999      By:         /s/ C. Russell Trenary, III
                                    ---------------------------
                        Name:       C. Russell Trenary, III
                        Title:      President and Chief Executive Officer